Exhibit 99.1

CONTACTS
Gary Rhodes (Media Relations)	January 30, 2020
Gary. Rhodes@53.com | 513-534-4225
Chris Doll (Investor Relations)
Christopher.Doll@53.com | 513-534-2345

Fifth Third Announces Changes to Certain Senior Leadership Roles

CINCINNATI – Fifth Third Bancorp (Nasdaq: FITB) today announced changes to certain senior leadership roles in order to position the Company for continued success in executing its key strategic priorities. The following changes are effective immediately:

Frank Forrest, who has served as executive vice president and chief risk officer since 2014, moves into a new role as special advisor for risk and regulatory matters until December 31, 2020, at which time he will retire from the company. In this role he will continue reporting to Greg Carmichael, Fifth Third chairman, president and CEO.

Jamie Leonard, who has worked at the Company for more than 20 years, succeeds Forrest as chief risk officer. Leonard most recently served as executive vice president and treasurer for the past six years. During his tenure as treasurer, he managed capital, liquidity and interest rate risk. Leonard also served on the corporate credit committee. In this role he will report to Carmichael.

“Frank has successfully led our risk management transformation and conversion to a national charter, and we look forward to his continued counsel and contributions as we move through 2020,” said Carmichael. “At the same time, Jamie’s depth of knowledge about our Company, our financials, our risk appetite and our strategic priorities, makes him a great fit for this role. His leadership over the past six years as treasurer to deliver strong results with a focus on through-the-cycle outperformance, as well as his leadership throughout the MB Financial integration, highlights the confidence we have in his capabilities in his new role.”

Bryan Preston, formerly chief financial officer for Fifth Third’s consumer and payments businesses, has been promoted to treasurer, succeeding Leonard. Preston served as assistant treasurer from 2015-2017, and has more than two decades of experience in the financial services and capital markets industries. He will report to Tayfun Tuzun, executive vice president and chief financial officer.

Fifth Third also announced that Lars Anderson, formerly chief operating officer and head of commercial banking, has been appointed vice chairman of commercial banking strategic growth initiatives. In this new role, Anderson will focus full-time on developing and implementing strategies, including niche non-bank acquisitions, to further the growth of this business. He will continue reporting to Carmichael.

Kevin Lavender, who has served as executive vice president and head of corporate banking, will expand his responsibilities to lead commercial banking, overseeing Fifth Third’s large corporate commercial verticals, capital markets, specialty lending and treasury management businesses. He will report to Carmichael.

“In this new role, Lars will focus his considerable talent and energy on expansion efforts – what we can do to support our new markets and where we should look to continue our growth. Kevin has expertly led our growth into specialty markets through vertical integration, and we believe his experience and insights will prove invaluable as he assumes this broader role,” Carmichael said. “We look forward to the contributions all of these leaders will make in their new roles as we fully leverage the outstanding talent of our organization.”

About Fifth Third Bancorp

Fifth Third Bancorp is a diversified financial services company headquartered in Cincinnati, Ohio, and the indirect parent company of Fifth Third Bank, National Association, a federally chartered institution. As of December 31, 2019, Fifth Third had $169 billion in assets and operated 1,149 full-service banking centers and 2,481 ATMs with Fifth Third branding in Ohio, Kentucky, Indiana, Michigan, Illinois, Florida, Tennessee, West Virginia, Georgia and North Carolina. In total, Fifth Third provides its customers with access to approximately 53,000 fee-free ATMs across the United States. Fifth Third operates four main businesses: Commercial Banking, Branch Banking, Consumer Lending and Wealth & Asset Management. Fifth Third is among the largest money managers in the Midwest and, as of December 31, 2019, had $413 billion in assets under care, of which it managed $49 billion for individuals, corporations and not-for-profit organizations through its Trust and Registered Investment Advisory businesses. Investor information and press releases can be viewed at www.53.com. Fifth Third’s common stock is traded on the Nasdaq® Global Select Market under the symbol “FITB.” Fifth Third Bank was established in 1858. Deposit and Credit products are offered by Fifth Third Bank, National Association. Member FDIC.

FORWARD LOOKING STATEMENTS

This release contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated by our Quarterly Reports on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. We undertake no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this document.

There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) deteriorating credit quality; (2) loan concentration by location or industry of borrowers or collateral; (3) problems encountered by other financial institutions; (4) inadequate sources of funding or liquidity; (5) unfavorable actions of rating agencies; (6) inability to maintain or grow deposits; (7) limitations on the ability to receive dividends from subsidiaries; (8) cyber-security risks; (9) Fifth Third’s ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; (10) failures by third-party service providers; (11) inability to manage strategic initiatives and/or organizational changes; (12) inability to implement technology system enhancements; (13) failure of internal controls and other risk management systems; (14) losses related to fraud, theft or violence; (15) inability to attract and retain skilled personnel; (16) adverse impacts of government regulation; (17) governmental or regulatory changes or other actions; (18) failures to meet applicable capital requirements; (19) regulatory objections to Fifth Third’s capital plan; (20) regulation of Fifth Third’s derivatives activities; (21) deposit insurance premiums; (22) assessments for the orderly liquidation fund; (23) replacement of LIBOR; (24) weakness in the national or local economies; (25) global political and economic uncertainty or negative actions; (26) changes in interest rates; (27) changes and trends in capital markets; (28) fluctuation of Fifth Third’s stock price; (29) volatility in mortgage banking revenue; (30) litigation, investigations, and enforcement proceedings by governmental authorities; (31) breaches of contractual covenants, representations and warranties; (32) competition and changes in the financial services industry; (33) changing retail distribution strategies, customer preferences and behavior; (34) risks relating to Fifth Third’s ability to realize anticipated benefits of the merger with MB Financial, Inc.; (35) difficulties in identifying, acquiring or integrating suitable strategic partnerships, investments or acquisitions; (36) potential dilution from future acquisitions; (37) loss of income and/or difficulties encountered in the sale and separation of businesses, investments or other assets; (38) results of investments or acquired entities; (39) changes in accounting standards or interpretation or declines in the value of Fifth Third’s goodwill or other intangible assets; (40) inaccuracies or other failures from the use of models; (41) effects of critical accounting policies and judgments or the use of inaccurate estimates; (42) weather-related events or other natural disasters; and (43) the impact of reputational risk created by these or other developments on such matters as business generation and retention, funding and liquidity.

You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

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